SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

BIG TIME HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55886	00-0000000
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Acclaim House, 12 Mount Havelock

Douglas, Isle of Man IM1 2QG

(Address of Principal Executive Offices and Zip Code)

+44 1624 618444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

This Current Report on Form 8-K and other reports (collectively the “Filings”) filed by Big Time Holdings, Inc. (the “Company” ) from time to time with the Securities and Exchange Commission (the “Commission”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors “) relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the financial statements and the related notes that are filed herein.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Pursuant to a Stock Purchase Agreement dated as of August 14, 2018 (the “SPA) by and among the Company and Ascot Group, PLC, an Isle of Man entity (the “Purchaser” or “Ascot””), the Company sold 100,000,000 shares of our common stock at $0.00005 per share, to the Purchaser for a purchase price of $5,000.00 (the “Share Acquisition”). As a result of the Share Acquisition, the Purchaser is the majority shareholder of the Company. Ascot was the source of funds utilized in the purchase transaction. Prior to the closing of the SPA, the Company was controlled by Palewater Global Management, Inc.

Pursuant to the SPA, there also is a change in our Board of Directors that was previously reported on Schedule 14F-1, filed with the Securities and Exchange Commission on September 26, 2018. Upon the SPA Closing, Mr. Brian Kistler, our chief executive officer and director, and Mr. Mandla J. Gwadiso, director, resigned their respective positions with the Company immediately following the Board’s appointment of Mr. David G. Smeed (“Mr. Smeed”) as a director to our Board and as our Chief Executive Officer.

Prior to the SPA Closing, Mr. Smeed was not an officer or director for the Company, nor has he been involved in any transactions with the Company or any of our directors, executive officers, affiliates or associates that are required to be disclosed pursuant to the rules and regulations of the SEC.  Mr. Smeed has not been the subject of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated

VOTING SECURITIES

Our authorized capital stock consists of (i) 19,900,000,000 shares of Common Stock, par value $0.0001, of which 121,279,884 shares were outstanding as of September 24, 2018, and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding.  Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before a meeting of the stockholders.

2

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the closing of the SPA by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group. As of the closing of the SPA, we had a total of 121,279,884 shares of Common Stock issued and outstanding.  Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and address	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares (1)
5% or greater owners
Director and executive officers

Ascot Group PLC Acclaim House 12 Mount Havelock Douglas, Isle of Man IM1 2QG	100,000,000 (2)	82.45%

Palewater Global Management, Inc. 30 Wall Street, Level 8, New York, NY 10005	21,279,884	17.55%

All directors and effective officers as a group (one (1) person)	100,000,000 (2)	82.45%

(1) Based on 121,279,884 shares outstanding on the Record Date. The number of shares of Common Stock owned are those “beneficially owned” as determined under the rules of the Securities and Exchange Commission, including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within sixty (60) days through the exercise of any option, warrant or right.

(2) All such shares are owned by Ascot Group PLC. Our sole Director, Mr. David G. Smeed is the Chairman of the Board of Ascot Group PLC and is deemed a beneficial owner of our common stock.

Item 5.01(a)(8) FORM 10 INFORMATION FOR BIG TIME HOLDINGS, INC.

Form 10 information for Big Time Holdings, Inc. was previously reported on our Form 8-K that was filed with the Securities and Exchange Commission on May 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIG TIME HOLDINGS, INC.

Date: October 25, 2018	By:	/s/ David G. Smeed
David G. Smeed
Chief Executive Officer